UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 14, 2008

CHINA INSONLINE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)
Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong

Registrant’s telephone number, including area code: (011) 00852-25232986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2008, China INSOnline Corp., a Delaware corporation issued a Press Release announcing that it has commenced a corporate road show in the U.S. organized by Alan Stone & Company LLC. The Company will provide the Wall Street investment community with an overview of recent accomplishments and growth plans in a series of presentations in New York City, Florida and California from April 15, 2008 through April 25, 2008. A powerpoint presentation of the road show is available on the Company's website at www.soobao.cn. A copy of the Press Release is attached hereto.

ITEM 9.01 EXHIBITS.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit No. Description:

Exhibit	Description	Location
99.1	Press Release	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2008

DEXTERITY SURGICAL, INC.

By:	/s/ Junjun Xu
Name:	Junjun Xu
Title:	Chief Executive Officer